                                                                   Exhibit 99.97

                          ANRC AUTO OWNER TRUST 1999-A
                     CLASS A-1 6.16625 % ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                                 COLLECTION PERIOD            45
SERVICER REPORT DATE: 11-Jun-03                  BEGINNING:             1-May-03
DISTRIBUTION DATE   : 16-Jun-03                  ENDING   :            31-May-03
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                      ORIG PRINCIPAL       BEG PRINCIPAL        PRINICIPAL      INTEREST           TOTAL         END PRINCIPAL
                          BALANCE             BALANCE          DISTRIBUTION   DISTRIBUTION (*)   DISTRIBUTION       BALANCE
--------------------------------------------------------------------------------------------------------------------------------
CLASS A-1 NOTES      $  125,000,000.00   $           0.00                --   $           0.00              --   $          0.00
CLASS A-2 NOTES      $  314,000,000.00   $           0.00   $          0.00   $           0.00              --   $          0.00
CLASS A-3 NOTES      $  196,000,000.00   $           0.00   $          0.00   $           0.00              --   $          0.00
CLASS A-4 NOTES      $  151,800,000.00   $  48,934,460.71   $  6,543,142.60   $     283,004.30    6,826,146.90   $ 42,391,318.11
--------------------------------------------------------------------------------------------------------------------------------
  NOTE TOTALS        $  786,800,000.00   $  48,934,460.71   $  6,543,142.60   $     283,004.30  $ 6,826,146.90   $ 42,391,318.11
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          FACTOR INFORMATION PER $1,000

                           PRINCIPAL           INTEREST            END PRINCIPAL
                         DISTRIBUTION         DISTRIBUTION            BALANCE
--------------------------------------------------------------------------------
CLASS A-1 NOTES                    --                   --                    --
CLASS A-2 NOTES                    --                   --                    --
CLASS A-3 NOTES                    --                   --                    --
CLASS A-4 NOTES           43.10370619           1.86432344          279.25769505
--------------------------------------------------------------------------------
   NOTE TOTALS            43.10370619           1.86432344          279.25769505
--------------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
110 SE 6th Street, 16th Floor
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 616625% ASSET BACKED NOTES
                      CLASS A-2 6.54% ASSET BACKED NOTES
                      CLASS A-3 6.75% ASSET BACKED NOTES
                      CLASS A-4 6.94% ASSET BACKED NOTES
                      MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                              COLLECTION PERIOD               45
SERVICER RPT DATE: 11-Jun-03                  BEGINNING:                1-May-03
DISTRIBUTION DATE: 16-Jun-03                  ENDING   :               31-May-03
--------------------------------------------------------------------------------

I.    Note Distributable Amounts

                                                                     Prin(per$        Int(per$        Total(per$
                   Principal         Interest         Total          1000/orig)      1000/orig)       1000/orig)
------------------------------------------------------------------------------------------------------------------
CLASS A-1       $            --   $          --   $           --   $          --   $          --   $            --
CLASS A-2       $            --   $          --   $           --   $          --   $          --   $            --
CLASS A-3       $            --   $          --   $           --   $          --   $          --   $            --
CLASS A-4       $  6,543,142.60   $  283,004.30   $ 6,826,146.90   $ 43.10370619   $  1.86432344   $   44.96802963
------------------------------------------------------------------------------------------------------------------
  TOTAL         $  6,543,142.60   $  283,004.30   $ 6,826,146.90   $ 43.10370619   $  1.86432344   $   44.96802963

II.   Pool Balance at the end of the Collection Period          $ 50,337,528.81

III.  Insurance Premium                                         $      7,242.00

IV.   Spread Account Balance
      (A)  Balance after Deposits/Withdrawals for prior
            Distribution Date                                   $  3,973,731.05
      (B)  Balance after Deposits/Withdrawals for current
            Distribution Date                                   $  4,156,929.54

V.    Spread Account Required Amount                            $  3,973,731.05

VI.   Spread Account Withdrawals
      (A)  Withdrawal to make required payments under 4.03      $             0
      (B)  Withdrawal to reimburse Preference Amounts
            (to Insurer)                                        $             0

VII.  Servicing Fee                                                   91,317.59

VIII. Owner Trustee Fees not paid by Servicer or from
       Available Funds                                          $             0

IX.   Indenture Trustee Fees not paid by Servicer or from
       Available Funds                                          $             0

X.    Available Funds                                           $  7,104,608.37

XI.   Insured Payment (if any)                                  $             0

XII.  Note Principal and Interest Carryover Shortfalls

                        Note Principal         Note Interest
                          Carryover              Carryover
                          Shortfall              Shortfall             Total
                        -------------------------------------------------------
        CLASS A-1       $         0.00        $         0.00        $      0.00
        CLASS A-2       $         0.00        $         0.00        $      0.00
        CLASS A-3       $         0.00        $         0.00        $      0.00
        CLASS A-4       $         0.00        $         0.00        $      0.00
                        -------------------------------------------------------
          TOTAL         $         0.00        $         0.00        $      0.00

XIII. Change in Note Principal and Interest Carryover Shortfalls from Prior
            Period

                            Current                Prior
                         Distribution          Distribution           Change
                             Date                  Date               in Note
                        Note Principal         Note Principal        Principal
                          Carryover              Carryover           Carryover
                          Shortfall              Shortfall           Shortfall
                        -------------------------------------------------------
        CLASS A-1       $         0.00        $         0.00        $      0.00
        CLASS A-2       $         0.00        $         0.00        $      0.00
        CLASS A-3       $         0.00        $         0.00        $      0.00
        CLASS A-4       $         0.00        $         0.00        $      0.00
                        -------------------------------------------------------
          TOTAL         $         0.00        $         0.00        $      0.00


                             Prior                Current
                         Distribution          Distribution           Change
                             Date                  Date               in Note
                        Note Interest         Note Interest          Interest
                          Carryover              Carryover           Carryover
                          Shortfall              Shortfall           Shortfall
                        -------------------------------------------------------
        CLASS A-1       $         0.00        $         0.00        $      0.00
        CLASS A-2       $         0.00        $         0.00        $      0.00
        CLASS A-3       $         0.00        $         0.00        $      0.00
        CLASS A-4       $         0.00        $         0.00        $      0.00
                        -------------------------------------------------------
          TOTAL         $         0.00        $         0.00        $      0.00

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 616625% ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS
--------------------------------------------------------------------------------
                                              COLLECTION PERIOD               45
SERVICER RPT DATE: 11-Jun-03                  BEGINNING:                1-May-03
DISTRIBUTION DATE: 16-Jun-03                  ENDING   :               31-May-03
--------------------------------------------------------------------------------


IX.   Delinquency Ratio

      A.   Delinquency Statistics

             Days                            Outstanding             Past Due
           Delinquent            Units        Principal               Amount
           --------------------------------------------------------------------
            31 - 60                478       2,112,531.08            329,206.71
            61 - 90                 79         393,477.29             82,903.27
            91 - 120                15          68,691.37             21,530.14
              121+                   0                 --                    --
           --------------------------------------------------------------------
              TOTAL                572       2,574,699.74            433,640.12

      B.   Delinquency Percentage

           (1) Principal balance of delinquent
                contracts between 30 and 120
                days                                            $  2,574,699.74
           (2) Pool Principal Balance Beginning
                of Collection Period                            $ 56,880,671.41
           (3) Delinquency Percentage (Line
                1/Line 2)                                                  4.53%

X.    Principal Balance of repossessed Financed
       Vehicles in inventory                         Units         Principal
                                                     -----      ---------------
                                                        --      $          0.00

XI.   Liquidation Proceeds received from Defaulted
       Contracts                                                $    247,994.63

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625%ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
SERVICER RPT DATE: 11-Jun-03                  COLLECTION PERIOD               45
DISTRIBUTION DATE: 16-Jun-03                  BEGINNING                 1-May-03
                                              ENDING                   31-May-03
--------------------------------------------------------------------------------
I.    POOL BALANCE CALCULATION:
      A. Original Pool Balance                                   794,746,210.70
      B. Beginning of Period Outstanding Pool Balance             56,880,671.41
      C. Monthly Principal Amounts
         (1)  Monthly Scheduled Payments                           4,463,064.26
         (2)  Full Prepayments (excluding Purchased
               Receivables)                                        1,868,313.22
         (3)  Defaulted Contracts
               during period                                         216,363.49
         (4)  Receivables becoming Purchased
               Receivables during period                                     --
         (5)  Other Receivables adjustments                           (4,598.37)

         Total Monthly Principal Amounts                           6,543,142.60

      D. Total Monthly Payments allocable to
          Interest                                                   519,838.75
      E. End of period Outstanding Pool Balance                   50,337,528.81
      F. Pool Factor                                                   0.063338

II.   OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                         Class A-1     Class A-2    Class A-3       Class A-4
                                                         ---------     ---------    ---------     -------------
      A.  Beginning of period Outstanding Principal
           Balance                                              --            --           --     48,934,460.71
      B.  Noteholders' Principal Distributable Amount           --          0.00         0.00      6,543,142.60
      C.  Noteholders' Interest Distributable Amount            --            --         0.00        283,004.30
                                                         ------------------------------------------------------
      D.  Note Distributable Amount                             --            --           --      6,826,146.90
      E.  Note Principal Carryover Shortfall                     0             0            0                 0
      F.  Note Interest Carryover Shortfall                      0             0            0                 0
      G.  Insured Payment                                        0             0            0                 0
      H.  End of period Outstanding Principal Balance           --            --           --     42,391,318.11

III.  RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS
      A. Available Funds in Collection Account:

         (1)  Monthly Scheduled Payments on
               Receivables during period
                (including partial prepays)
              (a)  Principal                                       4,463,064.26
              (b)  Interest                                          504,007.12
         (2)  Full Prepayments collected during
               period
              (a)  Principal                                       1,795,512.48
              (b)  Interest                                           14,992.53
         (3)  Net Liquidation Proceeds
               collected during period                         $     247,994.63
         (4)  Net Insurance Proceeds
               collected during period
              (a)  Principal                                          72,800.74
              (b)  Interest                                              839.10
         (5)  Purchase Amounts deposited in Collection Account                0
         (6)  Investment Earnings - Collection Account         $       5,397.51

         Total Available Funds in Collection Account               7,104,608.37

      B. Available Funds in Payment Account:

         (1)  Available Funds transferred from
                Collection Account                             $   7,104,608.37

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625%ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
SERVICER RPT DATE: 11-Jun-03                  COLLECTION PERIOD               45
DISTRIBUTION DATE: 16-Jun-03                  BEGINNING                 1-May-03
                                              ENDING                   31-May-03
--------------------------------------------------------------------------------
         (2)  Amount withdrawn from Spread Account
               and deposited to Payment Account                $             --
         (3)  Insured Payment deposited to Payment
               Account                                         $             --

         Total Available Funds in Payment Account              $   7,104,608.37

      C. Distributions from Payment Account:

         (1)  Monthly Servicing Fee                            $      91,317.59
         (2)  Unpaid Monthly Servicing Fee for Prior
               Collection Period                                              0
         (3)  Owner Trustee Fees (if paid from
               Available Funds)                                               0
         (4)  Indenture Trustee Fees (if paid from
               Available Funds)                                               0
         (5)  Insurance Premium                                        7,242.00
         (6)  Note Interest Distributable Amount
              (a)  Class A - 1                                               --
              (b)  Class A - 2                                               --
              (c)  Class A - 3                                               --
              (d)  Class A - 4                                       283,004.30
         (7)  Final Scheduled Distribution Date Note
               Principal Distributable Amount
              (a)  Class A - 1                                                0
              (b)  Class A - 2                                                0
              (c)  Class A - 3                                                0
              (d)  Class A - 4                                                0
         (8)  Note Principal Distributable Amount
              (a)  Class A - 1                                               --
              (b)  Class A - 2                                               --
              (c)  Class A - 3                                               --
              (d)  Class A - 4                                     6,543,142.60
         (9)  Reimbursement Amounts Owing to Insurer                          0
         (10) Spread Account Deposit (to increase to
               Required Amount)                                      179,901.88
         (11) Indenture or Owner Trustee Fees (not
               paid under C)                                                  0
         (12) Re-Liening Expenses (To the extent
               not paid by Servicer)                                          0
         (13) Transition Costs and Additional
               Servicing Fee to Successor Servicer                            0
         (14) After Servicer Default, remaining
               Available Funds deposited in Note
                Distribution Account                                          0

         Total Distributions                                       7,104,608.37

      D. Excess Available Funds (or shortfall)                               --

      E. Remaining Available Funds to holder of
          Residual Interest Certificate                                       0

IV.   SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

      A. Available Funds Transferred from Collection
          Account to Payment Account                           $   7,104,608.37
      B. Distributions required under 4.03 (a)(i)
          through (vii)                                        $   6,924,706.49
      C. Spread Account Deposit to Payment Account
          (Min: $0 and Lines A -B)                             $             --
      D. Spread Account withdrawal required to
          reimburse Insurer for Preference Amounts                            0

V.    SPREAD ACCOUNT BALANCE

      A. Spread Account Balance After Deposit/
          Disbursements
         (1)  Beginning Spread Account Balance                 $   3,973,731.05
         (2)  Investment Income Deposited to Spread
               Account                                         $       3,296.61
         (3)  Withdrawal to make required payments
               under 4.03                                      $             --
         (4)  Withdrawal to reimburse Preference
               Amounts (to Insurer)                                           0
         (5)  Deposit to Spread Account after
               Disbursements                                   $     179,901.88
         (6)  Spread Account Balance after Deposit/
               Disbursments                                    $   4,156,929.54

      B. Spread Account Required Amount                        $   3,973,731.05

         (1)  3% of Pool Balance                               $   1,510,125.86

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625%ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
SERVICER RPT DATE: 11-Jun-03                  COLLECTION PERIOD               45
DISTRIBUTION DATE: 16-Jun-03                  BEGINNING                 1-May-03
                                              ENDING                   31-May-03
--------------------------------------------------------------------------------
         But in no event less than the lesser of (a) or (b)
         (a)  .5% of Original Pool Balance                     $   3,973,731.05
         (b)  Outstanding Principal Amount of All Notes        $  42,391,318.11

      C. Excess Amount to Insurer for amounts owed
          under Insurance Agreement (lines A - B)                             0

      D. Excess Amount to Holder of Residual Interest
          Certificate (lines A - B - C)                        $     183,198.49

VI.   INSURED PAYMENTS

      A. Available Funds Transferred from Collection
          Account to Payment Account                           $   7,104,608.37

      B. Available Funds Transferred from Spread
          Account to Payment Account                           $              0
      C. Note Interest Distributable Amount                          283,004.30
      D. Guaranteed Note Principal Amount                      $              0
      E. Deficiency Amount                                     $              0
         (Min:(Lines A+B-C-D) and $0.00)                       $             --
      F. Preference Amount                                     $              0
      G. Insured Payment (lines E+F)                           $              0

                             Note                Note
                          Principal            Interest
                          Carryover           Carryover
                          Shortfall           Shortfall               Total
         CLASS A-1       $       0.00       $         0.00         $       0.00
         CLASS A-2       $       0.00       $         0.00         $       0.00
         CLASS A-3       $       0.00       $         0.00         $       0.00
         CLASS A-4       $       0.00       $         0.00         $       0.00
                         ------------------------------------------------------
           TOTAL         $       0.00       $         0.00         $       0.00

                           Current               Prior
                         Distribution        Distribution             Change
                          Date Note            Date Note              in Note
                          Principal            Principal             Principal
                          Carryover            Carryover             Carryover
                          Shortfall            Shortfall             Shortfall
         CLASS A-1       $       0.00       $         0.00         $       0.00
         CLASS A-2       $       0.00       $         0.00         $       0.00
         CLASS A-3       $       0.00       $         0.00         $       0.00
         CLASS A-4       $       0.00       $         0.00         $       0.00
                         ------------------------------------------------------
           TOTAL         $       0.00       $         0.00         $       0.00

                           Current               Prior
                         Distribution        Distribution             Change
                          Date Note            Date Note              in Note
                          Interest             Interest              Interest
                          Carryover            Carryover             Carryover
                          Shortfall            Shortfall             Shortfall
         CLASS A-1       $       0.00       $         0.00         $       0.00
         CLASS A-2       $       0.00       $         0.00         $       0.00
         CLASS A-3       $       0.00       $         0.00         $       0.00
         CLASS A-4       $       0.00       $         0.00         $       0.00
                         ------------------------------------------------------
           TOTAL         $       0.00       $         0.00         $       0.00

VII.  CUMULATIVE NET INSURANCE PROCEEDS                        $  11,862,139.77

VIII. DELINQUENCY RATIO

      A. Delinquency Statistics

      Days                                Outstanding                Past Due
   Delinquent               Units          Principal                  Amount
-------------------------------------------------------------------------------
     31 - 60                  478        $ 2,112,531.08            $ 329,206.71
     61 - 90                   79        $   393,477.29            $  82,903.27
     91 - 120                  15        $    68,691.37            $  21,530.14
       121+                     0        $           --            $         --
-------------------------------------------------------------------------------
     TOTAL                    572          2,574,699.74              433,640.12

      B. Delinquency Percentage

         (1)  Principal balance of delinquent
               contracts between 30 and 120 days               $   2,574,699.74

         (2)  Pool Principal Balance Beginning of
               Collection Period                               $  56,880,671.41

         (3)  Delinquency Percentage (Line 1/Line 2)                       4.53%

                          ANRC AUTO OWNER TRUST 1999-A
                      CLASS A-1 6.16625%ASSET BACKED NOTES
                       CLASS A-2 6.54% ASSET BACKED NOTES
                       CLASS A-3 6.75% ASSET BACKED NOTES
                       CLASS A-4 6.94% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
SERVICER RPT DATE: 11-Jun-03                  COLLECTION PERIOD               45
DISTRIBUTION DATE: 16-Jun-03                  BEGINNING                 1-May-03
                                              ENDING                   31-May-03
--------------------------------------------------------------------------------

IX.   CUMULATIVE NET LOSS RATIO

         (1)  Principal Balance of Defaulted
               Contracts in current Collection Period          $     216,363.49
         (2)  Cumulative Defaulted Contracts
               Including Defaulted Contracts in
               current Collection Period                       $  49,238,179.14
         (3)  Net Liquidation Proceeds collected
               during current Collection Period                $     247,994.63
         (4)  Cumulative Net Liquidation Proceeds
               Including  Net Liquidation Proceeds in
               current Collection Period                       $  25,764,485.46
         (5)  Original Pool Balance                            $ 794,746,210.70
         (6)  Cumulative Net Loss Rate (2)
               minus (4) divided by (5)                                    2.95%

X.    REPOSSESSED INVENTORY
                                                     Units        Principal
                                                     -----     ----------------
      A. Principal Balance of repossessed Financed
          Vehicles (beg.)                              0                     --
      B. Repossessed Financed Vehicles (Principal)             $     308,170.41
      C. Net Liquidation Proceeds on repossessed
          Financed Vehicles (Prinicipal)                       $     247,994.63
      D. Realized losses on sale of repossessed
          Financed Vehicles (Principal)                        $      60,175.78
                                                     ------   -----------------
      E. Principal Balance of repossessed Financed
          Vehicles (A+B-C-D) (end.)                    0       $             --

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 1999-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of October 1, 1999 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 1999-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 11th day of June, 2003.


                                                    /s/  Marc L. Bourhis
                                             -----------------------------------
                                             Name: Marc L. Bourhis
                                             Title: Treasurer